Schedule A
                                   ----------

                        Hancock Horizon Family of Funds

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                                  INSTITUTIONAL         CLASS A          CLASS C         CLASS D        INSTITUTIONAL SWEEP
                                  CLASS SHARES          SHARES            SHARES         SHARES            CLASS SHARES
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
Government Money Market Fund          X                    X                                                     X
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Core Bond Fund                        X                    X                 X
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Value Fund                            X                    X                 X
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Growth Fund                           X                    X                 X
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Burkenroad Small Cap Fund                                  X                               X
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Diversified International Fund        X                    X                 X
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Quantitative Long/Short Fund          X                    X                 X
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Louisiana Tax-Free Income Fund        X                    X
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Mississippi Tax-Free Income Fund      X                    X
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Diversified Income Fund               X                    X
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